Payment Date:  06/25/97

                          COUNTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2

                                                                             Current Payment Information
Class Information

                         Beginning          Pass Thru    Principal     Interest       Total         Ending Certificate
Class Code       Name    Cert. Bal.            Rate      Dist. Amt.    Dist. Amt.     Dist.              Balance
----------       ----    ----------         ---------    ----------    ----------     -----         ------------------
                  A-1    178,026,096.00     5.958750%    861,929.02    766,142.72     1,628,071.74  177,164,166.98
                   R               0.00     N/A          N/A                 0.00            0.00             0.00
  Totals           -     178,026,096.00       -          861,929.02    766,142.72     1,628,071.74  177,164,166.98


Class Information   Original Certificate Information       Factors per $1,000

                    Original       Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name      Cert. Bal.       Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----      ----------     ---------    -------    ---------      --------     ----------
Floater   A-1     178,026,096.00   5.958750%    126671AJ5   4.84158804    4.30354167    995.15841196
  Fixed    R                0.00    N/A          N/A        0.00000000    0.00000000      0.00000000
 Totals     -     178,026,096.00          -            -    4.84158804    4.30354167    995.15841196


                                                        Payment Date:  06/25/97

                          COUNTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2


COLLATERAL INFORMATION
----------------------

Beginning Pool Balance                               178,026,096.39
Scheduled Principal Payment                               79,252.05
Prepayment Amount                                        491,353.29
Ending Pool Balance                                  177,455,491.05

Subordinated Increase Amount                             291,323.68
Required Subordinated Amount                           4,895,717.65
Subordination Deficit Amount                                   0.00


OTHER INFORMATION
-----------------

Class A Carry-Forward Amount                                   0.00
Class A Insured Payment                                        0.00
Class A Basis Risk Carry-Forward Amount paid                   0.00
Class A Basis Risk Carry Forward Amount remained               0.00


TOTAL REO INFORMATION
---------------------

Total Number of REO Properties                                    0
Total Principal Balance of REO Properties                      0.00


NEW REO INFORMATION
-------------------

Loan Number        Stated Principal Balance
-----------        ------------------------
                   0                  0.00
                   0                  0.00
                   0                  0.00

FEES & ADVANCES
---------------

Monthly master servicer fees paid       60,401.87
Advances included in this distribution       0.00


LIQUIDATION / LOSS INFORMATION
------------------------------

Loan Number              Ending Stated Balance    Realized Losses
-----------              ---------------------    ---------------
     0                                    0.00              0.00
     0                                    0.00              0.00
     0                                    0.00              0.00


Total realized losses (this period)       0.00
Cumulative losses (from Cut-Off)          0.00

DELINQUENCY INFORMATION
-----------------------

    Period          Loan Count    Ending Stated Balance
    ------          ----------    ---------------------
    30 days                  0                     0.00
    60 days                  0                     0.00
90 or more days              0                     0.00
  Foreclosure                0                     0.00
    Totals                   0                     0.00